                        ANNUAL REPORT / OCTOBER 31, 2001

                                AIM EQUITY FUNDS

                             INSTITUTIONAL CLASSES

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--





                                     AIM CHARTER FUND................... PAGE 2

                                     AIM CONSTELLATION FUND............. PAGE 16

                                     AIM WEINGARTEN FUND................ PAGE 30

                  DEAR FELLOW SHAREHOLDER:

                  We understand how challenging the fiscal year covered by this
[PHOTO OF         report--October 31, 2000, to October 31, 2001--has been. Even
ROBERT H.         before September's terrorist attacks, the slowdown in the
GRAHAM]           economy and equity markets had been more persistent than
                  anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined 25.51%.
                  Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                      As usually occurs during difficult stock markets,
                  fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                  14.56% for the year.
                      To give you some idea of how harsh the equity environment
                  has been, for major domestic and global benchmarks--the S&P
                  500, the Dow Jones Industrials, the Nasdaq and the MSCI
World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio, how the markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact our Client Services department at 800-659-1005 during normal business hours.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

AIM CHARTER FUND BUFFETED BY CHOPPY MARKETS

HOW HAS AIM CHARTER FUND PERFORMED IN THIS PAST YEAR'S TURBULENT MARKET?
The year has seen some of the most difficult equity markets in recent memory. Stocks of all classes and styles, in almost every sector of the economy, regardless of market capitalization, lost value. Large-cap growth stocks, in which AIM Charter Fund invests, were particularly hard hit. The large-cap growth area was out of favor for nearly the entire fiscal year. For the fiscal year ended October 31, 2001, AIM Charter Fund Institutional Class posted total return of -38.46%. This figure reflects the difficult investment environment that all equity funds have experienced over the last year. The fund did relatively well compared to the Lipper Large-Cap Growth Fund Index, which had a one year return of -40.27%, as of October 31, 2001.

WHAT WERE THE MARKET CONDITIONS DURING THE FISCAL YEAR?
The last four quarters have been very disappointing for the U.S. economy and for nearly all equity investors. Large-cap, mid-cap, and small-cap growth stocks have lost value. The Dow Jones Industrial Average saw a substantial decline over the course of the year, as did the S&P 500 stock index. The technology-heavy Nasdaq index fell even more sharply. The economy of the United States posted negative economic growth in the third quarter of 2001, and leading indicators suggested that growth would be negative in the fourth quarter as well. The Federal Reserve Board (the Fed), trying to slow the decline and restart the economy, lowered interest rates nine times during the fiscal year. Equity markets throughout the world have declined as well, as the slowing U.S. economy has dragged down the economies of its trading partners.
    Much of this downturn is due to the fact that after the boom years of 1998, 1999, and early 2000, many stocks were, in retrospect, substantially overvalued. Stock prices had soared, but eventually it became apparent that corporate earnings had not grown as much as the stock prices had. Prices began a slide that built momentum and eventually affected almost every area of the market.
    All of this was compounded by the tragedies of September 11, which caused dramatic economic upheaval. The stock exchanges were closed for several days, and when they reopened, panic selling sent the stock market into one of its steepest declines ever. Many of the downward trends that already existed in the market accelerated after the September 11 attacks, and the markets hit new lows for the year.
    But there was some good news. By the end of October, much of that lost ground had been made up, and the rallying market may signal that the worst is over. From the market low of September 21 through the close of the fiscal year, the Institutional Class produced total return of 13.63%. The Fed's rate cuts, coupled with the economic stimulus package that the Federal government may implement, could lead to economic growth ahead. In the past, aggressive rate-cutting by the Fed has resulted in a return to growing equity markets, usually taking six to twelve months to work through the rest of the economy.

WHAT HAPPENED IN THE LARGE-CAP GROWTH AREA?
One of the most difficult aspects of this past year has been the substantial devaluation of large-cap growth stocks. Across the board, even for solid companies with good fundamentals and excellent long-term

                     -------------------------------------

FUND AT A GLANCE
AIM Charter Fund seeks growth of capital by investing in securities of companies that have the potential for long-term, above average growth in earnings and dividends.

[ARTWORK]

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Offers investors a relatively conservative way to invest in AIM's time-tested growth equity strategy
o   Strikes a balance between core growth and earnings momentum stocks
o   Is diversified across market sectors



                                AIM CHARTER FUND

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

===============================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------
 1. Citigroup Inc.                     4.0%        1. Diversified Financial Services    16.2%
 2. General Electric Co.               3.9         2. Pharmaceuticals                   11.8
 3. Microsoft Corp.                    3.4         3. Industrial Conglomerates           6.9
 4. American International Group, Inc. 3.1         4. Semiconductors                     5.5
 5. Pfizer Inc.                        3.1         5. Systems Software                   5.1
 6. Target Corp.                       3.0         6. General Merchandise Stores         4.4
 7. Tyco International Ltd. (Bermuda)  3.0         7. Multi-Line Insurance               3.1
 8. Morgan Stanley Dean Witter & Co.   2.9         8. Banks                              3.0
 9. AOL Time Warner Inc.               2.1         9. Movies and Entertainment           3.0
10. Johnson & Johnson  2.1                        10. Computer Hardware 3.0

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

===============================================================================================

prospects, stock prices dropped dramatically. Investors looking for large-cap companies with growing earnings found almost nothing that was not losing value. Very few firms posted increasing earnings, and in fact, many lowered their earnings expectations drastically. For funds like AIM Charter Fund that invest primarily in these types of stocks, there were very few large-cap companies with increasing earnings or steady growth.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to follow our investment discipline of investing in large companies with above-average growth prospects. We focused on our core growth holdings, consolidating our holdings in companies that have had good growth records and growing dividends. We expect these companies to return to favor as the market begins to turn around, as many of them are good long-term investments, even though their share price has suffered with the rest of the market. We also stayed diversified across market sectors and increased holdings in defensive areas such as health care.

WHAT WERE SOME INTERESTING COMPANIES THAT YOU HAVE HELD IN THE FUND?

o Citigroup, the largest financial services company in the world, is a market leader in many of its businesses and has done very well for us this year.
o Tyco International controls more than 200 businesses in several sectors of the economy. It has also been a good holding for the fund.
o Pfizer, the largest pharmaceutical company in the world, has had steady growth. As a health care company, it is in a sector that was less affected by the decline in the economy.

ANY CLOSING COMMENTS?
While there is still weakness in the economy, there are many reasons for optimism:

o The Fed and the federal government have pursued an aggressive policy designed to stimulate the economy. In the past, this type of fiscal and monetary stimulus has resulted in a return to growth.
o   Inflation is still very low, as are oil and gas prices.
o There is a great deal of cash on the sidelines in money market funds. Should these investors return to the stock market, they would increase the demand for stocks in general.
o According to many models, the stock market, and large-cap growth stocks specifically, are substantially undervalued compared to their historic values.
o Since the market low of September 21, most market indexes, as well as the fund, have seen a healthy rebound. As the market and the economy begin to turn around, we believe AIM Charter Fund is well positioned to take advantage of future growth.

                     -------------------------------------

LOOK TO THE MARKET...

NO ECONOMIC INDICATOR IS CORRECT ALL THE TIME--BUT HISTORICALLY THE STOCK MARKET TURNS DOWN OR TURNS UP BEFORE THE ECONOMY CHANGES DIRECTION. AIM SENIOR INVESTMENT OFFICER PHILIP FERGUSON RECENTLY OBSERVED:

"For the average investor wondering where the economy may be headed, I'd recommend that they just follow the stock market, which historically has been a good economic indicator. Consider the current market slump. The major indexes all hit their highs in early 2000 and then declined for the rest of the year. The economy began to deteriorate noticeably in October 2000--more than six months later. In October 2001, we began to see some improvement in the market. While this is no guarantee, it suggests that better times may be ahead."


                                AIM CHARTER FUND

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

AS OF 10/31/01

================================================================================
AIM CHARTER FUND,
INSTITUTIONAL CLASS
Inception (7/30/91)     9.64%
10 Years                9.35
 5 Years                6.37
 1 Year               -38.46

In addition to the returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 9/30/01, the most recent calendar quarter end, which were as follows. One year, -43.46%; five years, 5.62%; 10 years, 9.05%; inception (7/30/91), 9.26%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

7/30/91-10/31/01

================================================================================
AIM CHARTER FUND,
INSTITUTIONAL CLASS       S&P 500 INDEX
$25,707                   $33,905
 7/91      10000           7/91      10000
10/91      10460          10/91      10200
10/92      10930          10/92      11215
10/93      12829          10/93      12887
10/94      12570          10/94      13384              [GRAPH]
10/95      16021          10/95      16918
10/96      18791          10/96      20992
10/97      24255          10/97      27731
10/98      27092          10/98      33835
10/99      36470          10/99      42518
10/00      41583          10/00      45102
10/01      25707          10/01      33905

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   One-year performance includes reinvested distributions of $0.88 per share.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
STOCKS & OTHER EQUITY
INTERESTS-97.69%

ADVERTISING-0.75%

Interpublic Group of Cos., Inc. (The)              350,000   $    7,857,500
---------------------------------------------------------------------------
Omnicom Group Inc.                                 400,000       30,712,000
===========================================================================
                                                                 38,569,500
===========================================================================

AEROSPACE & DEFENSE-1.43%

Boeing Co. (The)                                   550,000       17,930,000
---------------------------------------------------------------------------
General Dynamics Corp.                             350,000       28,560,000
---------------------------------------------------------------------------
United Technologies Corp.                          500,000       26,945,000
===========================================================================
                                                                 73,435,000
===========================================================================

AIRLINES-0.31%

Southwest Airlines Co.                           1,000,000       15,900,000
===========================================================================

APPAREL RETAIL-0.51%

Gap, Inc. (The)                                  2,000,000       26,140,000
===========================================================================

AUTO PARTS & EQUIPMENT-0.28%

Johnson Controls, Inc.                             200,000       14,464,000
===========================================================================

BANKS-3.00%

Bank of America Corp.                              500,000       29,495,000
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 1,500,000       51,015,000
---------------------------------------------------------------------------
Fifth Third Bancorp                                400,000       22,568,000
---------------------------------------------------------------------------
Washington Mutual, Inc.                            700,000       21,133,000
---------------------------------------------------------------------------
Wells Fargo & Co.                                  750,000       29,625,000
===========================================================================
                                                                153,836,000
===========================================================================

BIOTECHNOLOGY-0.55%

Amgen Inc.(a)                                      500,000       28,410,000
===========================================================================

BREWERS-0.41%

Anheuser-Busch Cos., Inc.                          500,000       20,830,000
===========================================================================

BROADCASTING & CABLE TV-0.93%

Clear Channel Communications, Inc.(a)              500,000       19,060,000
---------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           800,000       28,672,000
===========================================================================
                                                                 47,732,000
===========================================================================

BUILDING PRODUCTS-0.33%

Masco Corp.                                        850,000       16,855,500
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.21%

Best Buy Co., Inc.(a)                              200,000       10,980,000
===========================================================================

COMPUTER HARDWARE-2.77%

Dell Computer Corp.(a)                           1,500,000       35,970,000
---------------------------------------------------------------------------
International Business Machines Corp.              725,000       78,350,750
---------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        2,750,000       27,912,500
===========================================================================
                                                                142,233,250
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

COMPUTER STORAGE & PERIPHERALS-0.30%

EMC Corp.(a)                                     1,250,000   $   15,400,000
===========================================================================

CONSUMER FINANCE-0.94%

Capital One Financial Corp.                        600,000       24,786,000
---------------------------------------------------------------------------
MBNA Corp.                                         500,000       13,805,000
---------------------------------------------------------------------------
Providian Financial Corp.                        2,500,000        9,725,000
===========================================================================
                                                                 48,316,000
===========================================================================

DATA PROCESSING SERVICES-0.23%

Paychex, Inc.                                      362,800       11,631,368
===========================================================================

DEPARTMENT STORES-1.08%

Kohl's Corp.(a)                                  1,000,000       55,610,000
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.95%

Cendant Corp.(a)                                 3,750,000       48,600,000
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-16.23%

American Express Co.                               500,000       14,715,000
---------------------------------------------------------------------------
Citigroup Inc.                                   4,500,000      204,840,000
---------------------------------------------------------------------------
Fannie Mae                                         650,000       52,624,000
---------------------------------------------------------------------------
Freddie Mac                                      1,500,000      101,730,000
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    650,000       50,804,000
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          3,000,000      106,080,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        1,750,000       76,492,500
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 3,000,000      146,760,000
---------------------------------------------------------------------------
State Street Corp.                                 400,000       18,216,000
---------------------------------------------------------------------------
Stilwell Financial, Inc.                         3,000,000       60,330,000
===========================================================================
                                                                832,591,500
===========================================================================

DRUG RETAIL-1.16%

CVS Corp.                                          450,000       10,755,000
---------------------------------------------------------------------------
Walgreen Co.                                     1,500,000       48,570,000
===========================================================================
                                                                 59,325,000
===========================================================================

ELECTRIC UTILITIES-0.86%

Calpine Corp.(a)                                   650,000       16,087,500
---------------------------------------------------------------------------
Edison International(a)                            350,000        4,973,500
---------------------------------------------------------------------------
Mirant Corp.(a)                                    600,000       15,600,000
---------------------------------------------------------------------------
PG&E Corp.(a)                                      400,000        7,224,000
===========================================================================
                                                                 43,885,000
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.65%

Celestica Inc. (Canada)(a)                       2,000,000       68,640,000
---------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             400,000        8,480,000
---------------------------------------------------------------------------
Sanmina Corp.(a)                                   500,000        7,570,000
===========================================================================
                                                                 84,690,000
===========================================================================

                                AIM CHARTER FUND

                                                                 MARKET
                                                 SHARES          VALUE

EMPLOYMENT SERVICES-0.14%

Robert Half International Inc.(a)                  350,000   $    7,220,500
===========================================================================

ENVIRONMENTAL SERVICES-0.36%

Waste Management, Inc.                             750,000       18,375,000
===========================================================================

FOOD DISTRIBUTORS-0.30%

Sysco Corp.                                        650,000       15,671,500
===========================================================================

FOOD RETAIL-0.61%

Kroger Co. (The)(a)                                600,000       14,676,000
---------------------------------------------------------------------------
Safeway Inc.(a)                                    400,000       16,660,000
===========================================================================
                                                                 31,336,000
===========================================================================

GENERAL MERCHANDISE STORES-4.44%

Family Dollar Stores, Inc.                         350,000       10,101,000
---------------------------------------------------------------------------
Target Corp.                                     5,000,000      155,750,000
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            1,200,000       61,680,000
===========================================================================
                                                                227,531,000
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.52%

Cardinal Health, Inc.                              400,000       26,844,000
===========================================================================

HEALTH CARE EQUIPMENT-1.94%

Baxter International Inc.                        1,000,000       48,370,000
---------------------------------------------------------------------------
Medtronic, Inc.                                  1,000,000       40,300,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           350,000       10,818,500
===========================================================================
                                                                 99,488,500
===========================================================================

HOME IMPROVEMENT RETAIL-1.88%

Home Depot, Inc. (The)                           1,500,000       57,345,000
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                1,150,000       39,215,000
===========================================================================
                                                                 96,560,000
===========================================================================

HOTELS-0.90%

Carnival Corp.                                     800,000       17,424,000
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                     2,000,000       22,000,000
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          300,000        6,612,000
===========================================================================
                                                                 46,036,000
===========================================================================

HOUSEHOLD PRODUCTS-0.34%

Colgate-Palmolive Co.                              300,000       17,256,000
===========================================================================

INDUSTRIAL CONGLOMERATES-6.92%

General Electric Co.                             5,500,000      200,255,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                3,150,000      154,791,000
===========================================================================
                                                                355,046,000
===========================================================================

INDUSTRIAL MACHINERY-0.33%

Danaher Corp.                                      300,000       16,722,000
===========================================================================

INSURANCE BROKERS-0.47%

Marsh & McLennan Cos., Inc.                        250,000       24,187,500
===========================================================================

INTEGRATED OIL & GAS-1.29%

ChevronTexaco Corp.                                300,000       26,565,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
INTEGRATED OIL & GAS-(CONTINUED)

Exxon Mobil Corp.                                1,000,000   $   39,450,000
===========================================================================
                                                                 66,015,000
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.74%

SBC Communications Inc.                          1,000,000       38,110,000
===========================================================================

LEISURE PRODUCTS-0.22%

Mattel, Inc.(a)                                    600,000       11,358,000
===========================================================================

LIFE & HEALTH INSURANCE-0.35%

AFLAC, Inc.                                        300,000        7,338,000
---------------------------------------------------------------------------
Conseco, Inc.(a)                                 3,500,000       10,465,000
===========================================================================
                                                                 17,803,000
===========================================================================

MANAGED HEALTH CARE-0.51%

UnitedHealth Group Inc.                            400,000       26,300,000
===========================================================================

MOTORCYCLE MANUFACTURERS-0.53%

Harley-Davidson, Inc.                              600,000       27,156,000
===========================================================================

MOVIES & ENTERTAINMENT-2.99%

AOL Time Warner Inc.(a)                          3,500,000      109,235,000
---------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           1,000,000       36,510,000
---------------------------------------------------------------------------
Walt Disney Co. (The)                              400,000        7,436,000
===========================================================================
                                                                153,181,000
===========================================================================

MULTI-LINE INSURANCE-3.06%

American International Group, Inc.               2,000,000      157,200,000
===========================================================================

MULTI-UTILITIES-1.27%

Dynegy Inc.-Class A                                650,000       23,335,000
---------------------------------------------------------------------------
Enron Corp.                                      3,000,000       41,700,000
===========================================================================
                                                                 65,035,000
===========================================================================

NETWORKING EQUIPMENT-1.57%

Cisco Systems, Inc.(a)                           4,750,000       80,370,000
===========================================================================

OIL & GAS DRILLING-0.44%

Transocean Sedco Forex Inc.                        750,000       22,612,500
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.52%

Baker Hughes Inc.                                  400,000       14,332,000
---------------------------------------------------------------------------
Halliburton Co.                                    500,000       12,345,000
===========================================================================
                                                                 26,677,000
===========================================================================

PERSONAL PRODUCTS-0.39%

Gillette Co.                                       650,000       20,208,500
===========================================================================

PHARMACEUTICALS-11.75%

Abbott Laboratories                                500,000       26,490,000
---------------------------------------------------------------------------
Allergan, Inc.                                     600,000       43,074,000
---------------------------------------------------------------------------
American Home Products Corp.                       700,000       39,081,000
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         1,500,000       80,175,000
---------------------------------------------------------------------------
Johnson & Johnson                                1,850,000      107,133,500
---------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      500,000       19,495,000
---------------------------------------------------------------------------

                                AIM CHARTER FUND

                                                                 MARKET
                                                 SHARES          VALUE
PHARMACEUTICALS-(CONTINUED)

Pfizer Inc.                                      3,750,000   $  157,125,000
---------------------------------------------------------------------------
Pharmacia Corp.                                    400,000       16,208,000
---------------------------------------------------------------------------
Pharmacia Corp.-$2.60 Conv. Pfd. ACES            1,000,000       39,500,000
---------------------------------------------------------------------------
Schering-Plough Corp.                            2,000,000       74,360,000
===========================================================================
                                                                602,641,500
===========================================================================
PROPERTY & CASUALTY INSURANCE-0.98%

ACE Ltd. (Bermuda)                                 375,000       13,218,750
---------------------------------------------------------------------------
MGIC Investment Corp.                              200,000       10,348,000
---------------------------------------------------------------------------
St. Paul Co., Inc. (The)                           250,000       11,475,000
---------------------------------------------------------------------------
XL Captial Ltd.-Class A (Bermuda)                  175,000       15,200,500
===========================================================================
                                                                 50,242,250
===========================================================================
SEMICONDUCTOR EQUIPMENT-2.41%

Applied Materials, Inc.(a)                       2,000,000       68,220,000
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              1,350,000       55,161,000
===========================================================================
                                                                123,381,000
===========================================================================
SEMICONDUCTORS-5.51%

Altera Corp.(a)                                  1,250,000       25,250,000
---------------------------------------------------------------------------
Analog Devices, Inc.(a)                          1,350,000       51,300,000
---------------------------------------------------------------------------
Intel Corp.                                      3,300,000       80,586,000
---------------------------------------------------------------------------
Linear Technology Corp.                            800,000       31,040,000
---------------------------------------------------------------------------
Texas Instruments Inc.                           2,500,000       69,975,000
---------------------------------------------------------------------------
Xilinx, Inc.(a)                                    800,000       24,336,000
===========================================================================
                                                                282,487,000
===========================================================================
SOFT DRINKS-1.89%

Coca-Cola Co. (The)                                400,000       19,152,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                    1,600,000       77,936,000
===========================================================================
                                                                 97,088,000
===========================================================================
SPECIALTY STORES-0.49%

Bed Bath & Beyond Inc.(a)                          625,000       15,662,500
---------------------------------------------------------------------------
Tiffany & Co.                                      400,000        9,356,000
===========================================================================
                                                                 25,018,500
===========================================================================
SYSTEMS SOFTWARE-4.50%

Computer Associates International, Inc.            500,000       15,460,000
---------------------------------------------------------------------------
Microsoft Corp.(a)                               3,000,000      174,450,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                  3,000,000       40,680,000
===========================================================================
                                                                230,590,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

TELECOMMUNICATIONS EQUIPMENT-1.53%

Motorola, Inc.                                   3,000,000   $   49,110,000
---------------------------------------------------------------------------
QUALCOMM Inc.(a)                                   600,000       29,472,000
===========================================================================
                                                                 78,582,000
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.72%

Sprint Corp. (PCS Group)(a)                      1,650,000       36,795,000
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $4,700,032,339)                                   5,010,559,368
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE NOTES-1.13%

COMPUTER HARDWARE-0.21%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Putable, Sub. Deb.,
  8.00%, 05/01/03 (Acquired 03/07/00-04/19/01;
  Cost $10,476,000)(b)(c)(d)                        $17,900,000        3,222,000
---------------------------------------------------------------------------
  8.00%, 05/01/03 (Acquired 04/17/98-
  04/19/01; Cost $37,053,750)(b)(c)(d)          42,800,000        7,704,000
===========================================================================
                                                                 10,926,000
===========================================================================

SYSTEMS SOFTWARE-0.58%

VERITAS Software Corp., Conv. Unsec. Notes,
  5.25%, 11/01/04                               10,000,000       29,700,000
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.34%

Lucent Technologies Inc., Conv. Pfd. Notes,
  8.00%, 08/15/31 (Acquired 08/01/01; Cost
  $15,000,000)(b)                                   15,000       17,381,250
===========================================================================
    Total Convertible Notes
      (Cost $76,114,568)                                         58,007,250
===========================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.00%

STIC Liquid Assets Portfolio(e)                 51,095,980       51,095,980
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                         51,095,980       51,095,980
===========================================================================
    Total Money Market Funds
      (Cost $102,191,960)                                       102,191,960
===========================================================================
TOTAL INVESTMENTS-100.82%
  (Cost $4,878,338,867)                                       5,170,758,578
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.82)%                           (41,803,588)
===========================================================================
NET ASSETS-100.00%                                           $5,128,954,990
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ACES    - Automatically Convertible Equity Security
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $28,307,250, which represented 0.55% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                                AIM CHARTER FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,878,338,867)*                             $5,170,758,578
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,054,271
-------------------------------------------------------------
  Fund shares sold                                  2,481,747
-------------------------------------------------------------
  Dividends and interest                            3,369,978
-------------------------------------------------------------
Investment for deferred compensation plan             141,930
-------------------------------------------------------------
Collateral for securities loaned                  157,871,000
-------------------------------------------------------------
Other assets                                           63,412
=============================================================
    Total assets                                5,335,740,916
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            29,422,955
-------------------------------------------------------------
  Fund shares reacquired                           13,505,626
-------------------------------------------------------------
  Deferred compensation plan                          141,930
-------------------------------------------------------------
  Collateral upon return of securities loaned     157,871,000
-------------------------------------------------------------
Accrued distribution fees                           3,766,293
-------------------------------------------------------------
Accrued trustees' fees                                  2,588
-------------------------------------------------------------
Accrued transfer agent fees                         1,757,658
-------------------------------------------------------------
Accrued operating expenses                            317,876
=============================================================
    Total liabilities                             206,785,926
=============================================================
Net assets applicable to shares outstanding    $5,128,954,990
=============================================================

NET ASSETS:

Class A                                        $3,159,303,778
_____________________________________________________________
=============================================================
Class B                                        $1,719,470,450
_____________________________________________________________
=============================================================
Class C                                        $  248,533,219
_____________________________________________________________
=============================================================
Institutional Class                            $    1,647,543
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           301,921,398
_____________________________________________________________
=============================================================
Class B                                           168,970,042
_____________________________________________________________
=============================================================
Class C                                            24,353,446
_____________________________________________________________
=============================================================
Institutional Class                                   154,347
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        10.46
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.46 divided by
      94.50%)                                  $        11.07
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        10.18
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        10.21
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $        10.67
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $147,803,828 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $167,987)                                   $    51,939,068
-------------------------------------------------------------
Dividends from affiliated money market funds        9,708,350
-------------------------------------------------------------
Interest                                            2,430,943
-------------------------------------------------------------
Security lending income                               493,642
=============================================================
    Total investment income                        64,572,003
=============================================================

EXPENSES:

Advisory fees                                      43,928,613
-------------------------------------------------------------
Administrative services fees                          383,570
-------------------------------------------------------------
Custodian fees                                        381,521
-------------------------------------------------------------
Distribution fees -- Class A                       12,930,396
-------------------------------------------------------------
Distribution fees -- Class B                       23,400,806
-------------------------------------------------------------
Distribution fees -- Class C                        3,339,941
-------------------------------------------------------------
Transfer agent fees -- Class A                      8,527,137
-------------------------------------------------------------
Transfer agent fees -- Class B                      4,737,943
-------------------------------------------------------------
Transfer agent fees -- Class C                        676,235
-------------------------------------------------------------
Transfer agent fees -- Institutional Class                335
-------------------------------------------------------------
Trustees' fees                                         33,996
-------------------------------------------------------------
Other                                               2,084,211
=============================================================
    Total expenses                                100,424,704
=============================================================
Less: Fees waived                                    (504,457)
-------------------------------------------------------------
    Expenses paid indirectly                         (130,329)
=============================================================
    Net expenses                                   99,789,918
=============================================================
Net investment income (loss)                      (35,217,915)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,053,979,957)
-------------------------------------------------------------
  Option contracts written                          2,143,751
=============================================================
                                               (1,051,836,206)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (2,495,927,588)
-------------------------------------------------------------
  Foreign currencies                                   32,252
=============================================================
                                               (2,495,895,336)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (3,547,731,542)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(3,582,949,457)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                    2001               2000
                                               ---------------    --------------
OPERATIONS:

  Net investment income (loss)                 $   (35,217,915)   $  (40,843,340)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and option contracts             (1,051,836,206)      471,954,499
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities
    and foreign currencies                      (2,495,895,336)      506,889,736
================================================================================
    Net increase (decrease) in net assets
      resulting from operations                 (3,582,949,457)      938,000,895
================================================================================
Distributions to shareholders from net
  realized gains:
  Class A                                         (282,256,150)     (388,576,691)
--------------------------------------------------------------------------------
  Class B                                         (155,149,624)     (178,887,093)
--------------------------------------------------------------------------------
  Class C                                          (21,295,588)      (12,095,934)
--------------------------------------------------------------------------------
  Institutional Class                                 (157,658)       (5,231,737)
--------------------------------------------------------------------------------
Share transactions-net:
  Class A                                         (161,661,243)      584,181,510
--------------------------------------------------------------------------------
  Class B                                           (2,882,485)      797,259,785
--------------------------------------------------------------------------------
  Class C                                           28,949,621       277,016,670
--------------------------------------------------------------------------------
  Institutional Class                                 (227,735)      (65,767,394)
================================================================================
    Net increase (decrease) in net assets       (4,177,630,319)    1,945,900,011
================================================================================

NET ASSETS:

  Beginning of year                              9,306,585,309     7,360,685,298
================================================================================
  End of year                                  $ 5,128,954,990    $9,306,585,309
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $ 5,916,415,607    $6,086,848,912
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)          (892,327)         (265,564)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                        (1,078,954,767)      431,720,148
--------------------------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and option
    contracts                                      292,386,477     2,788,281,813
================================================================================
                                               $ 5,128,954,990    $9,306,585,309
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. On October 31, 2001, undistributed net investment income was increased by $34,591,152, undistributed net realized gains increased by $20,311 and paid in capital decreased by $34,611,463 as a result of net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications noted above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The fund has a capital loss carryforward of $1,010,857,488 as of October 31, 2001 which may be carried forward to offset

                                AIM CHARTER FUND
   future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $504,457. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $383,570 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $6,916,602 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under

                                AIM CHARTER FUND
the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $12,930,396, $23,400,806 and $3,339,941, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,328,439 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $191,689 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $13,632 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $122,815 and reductions in custodian fees of $7,514 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $130,329.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $147,803,828 were on loan to brokers. The loans were secured by cash collateral of $157,871,000 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $493,642 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $5,289,825,997 and $5,527,271,604, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $756,700,389
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (532,958,136)
=========================================================
Net unrealized appreciation of investment
  securities                                 $223,742,253
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,947,016,325.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:


                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                       --     $        --
----------------------------------------------------------
Written                             15,000       3,870,757
----------------------------------------------------------
Closed                             (15,000)     (3,870,757)
==========================================================
End of year                             --     $        --
__________________________________________________________
==========================================================

                                AIM CHARTER FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      37,578,186    $ 517,083,181     57,178,653    $1,066,455,209
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      24,357,854      333,276,040     53,229,017       974,381,372
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,575,697      105,353,193     16,418,781       302,161,441
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              21,223          287,988        579,610        10,786,891
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      17,611,530      266,615,003     21,344,032       366,468,078
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,886,847      146,422,053      9,983,505       169,088,645
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,369,533       20,351,280        672,773        11,427,814
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               8,709          133,843        294,477         5,109,184
===========================================================================================================================
Reacquired:
  Class A                                                     (74,345,004)    (945,359,427)   (45,774,876)     (848,741,777)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (39,590,160)    (482,580,578)   (18,927,570)     (346,210,232)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (7,831,344)     (96,754,852)    (1,991,214)      (36,572,585)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (52,054)        (649,566)    (4,553,078)      (81,663,469)
===========================================================================================================================
                                                              (23,408,983)   $(135,821,842)    88,454,110    $1,592,690,571
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2001       2000      1999       1998       1997
                                                              -------    ------    -------    -------    -------
Net asset value, beginning of period                          $ 18.33    $17.33    $ 13.42    $ 13.48    $ 11.24
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04      0.52       0.09       0.18       0.16
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (6.82)     1.83       4.43       1.24       2.91
================================================================================================================
    Total from investment operations                            (6.78)     2.35       4.52       1.42       3.07
================================================================================================================
Less distributions:
  Dividends from net investment income                             --        --      (0.07)     (0.14)     (0.16)
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.88)    (1.35)     (0.54)     (1.34)     (0.67)
================================================================================================================
    Total distributions                                         (0.88)    (1.35)     (0.61)     (1.48)     (0.83)
================================================================================================================
Net asset value, end of period                                $ 10.67    $18.33    $ 17.33    $ 13.42    $ 13.48
________________________________________________________________________________________________________________
================================================================================================================
Total return                                                   (38.46)%   14.02%     34.61%     11.69%     29.05%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,648    $3,234    $66,801    $43,815    $40,191
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.68%(a)  0.66%      0.65%      0.66%      0.67%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.69%(a)  0.68%      0.67%      0.67%      0.68%
================================================================================================================
Ratio of net investment income (loss) to average net assets      0.25%(a)  0.20%      0.51%      1.37%      1.21%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                            78%       80%       107%       154%       170%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Ratios are based on average daily net assets of $2,371,432.

                                AIM CHARTER FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Charter Fund
                       And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

                                AIM CHARTER FUND

BOARD OF TRUSTEES                                OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                       11 Greenway Plaza
Chairman, President and                          Chairman and President                 Suite 100
Chief Executive Officer                                                                 Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary    INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                        Gary T. Crum                           A I M Advisors, Inc.
                                                 Senior Vice President                  11 Greenway Plaza
Bruce L. Crockett                                                                       Suite 100
Director                                         Dana R. Sutton                         Houston, TX 77046
ACE Limited;                                     Vice President and Treasurer
Formerly Director, President, and                                                       SUB-ADVISOR
Chief Executive Officer                          Melville B. Cox
COMSAT Corporation                               Vice President                         A I M Capital Management, Inc.
                                                                                        11 Greenway Plaza
Owen Daly II                                     Edgar M. Larsen                        Suite 100
Formerly, Director                               Vice President                         Houston, TX 77046
Cortland Trust, Inc.
                                                 Mary J. Benson                         TRANSFER AGENT
Albert R. Dowden                                 Assistant Vice President and
Chairman,                                        Assistant Treasurer                    A I M Fund Services, Inc.
The Cortland Trust, Inc. and                                                            P.O. Box 4739
DHJ Media, Inc.; and                             Sheri Morris                           Houston, TX 77210-4739
Director, Magellan Insurance Company,            Assistant Vice President and
Formerly Director, President and                 Assistant Treasurer                    CUSTODIAN
Chief Executive Officer,
Volvo Group North America, Inc.; and                                                    State Street Bank and Trust Company
Senior Vice President, AB Volvo                                                         225 Franklin Street
                                                                                        Boston, MA 02110
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                          COUNSEL TO THE FUND
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                Ballard Spahr
President, Mercantile Bankshares                                                        Andrews & Ingersoll, LLP
                                                                                        1735 Market Street
Jack M. Fields                                                                          Philadelphia, PA 19103
Chief Executive Officer
Twenty First Century Group, Inc.;                                                       COUNSEL TO THE TRUSTEES
Formerly Member
of the U.S. House of Representatives                                                    Kramer, Levin, Naftalis & Frankel LLP
                                                                                        919 Third Avenue
Carl Frischling                                                                         New York, NY 10022
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                   DISTRIBUTOR

Prema Mathai-Davis                                                                      A I M Distributors, Inc.
Member, Visiting Committee,                                                             11 Greenway Plaza
Harvard University Graduate School                                                      Suite 100
of Education, New School University;                                                    Houston, TX 77046
Formerly Chief Executive Officer,
YWCA of the U.S.A.                                                                      AUDITORS

Lewis F. Pennock                                                                        Ernst & Young LLP
Partner, Pennock & Cooper                                                               1221 McKinney, Suite 2400
                                                                                        Houston, TX 77010-2007
Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 0% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $458,859,020 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                                AIM CHARTER FUND

TERRORIST ATTACKS JOLT STRUGGLING ECONOMY, STOCK MARKET

THE FISCAL YEAR WAS ONE OF THE MOST DIFFICULT EVER FOR GROWTH STOCKS. HOW DID AIM CONSTELLATION FUND PERFORM?
The severe and protracted bear market for growth stocks, which was exacerbated by the terrorist attacks of September 11, took its toll on the fund's performance. Total return for the Institutional Class was -42.81% for the fiscal year ended October 31, 2001. This was in line with the returns of other funds that invest in growth stocks. Over the same period, the Lipper Multi-Cap Growth Fund Index returned -42.04%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The September terrorist attacks in New York and in the Washington, D.C., area compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock market indexes to drop. Company after company reported declining earnings as formerly robust economic expansion ground to a halt and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism, particularly in its biological form, remained very real, causing markets to remain volatile as the fiscal year ended.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained losses, as the Lipper Multi-Cap Value Fund Index registered a return of -6.34% for the fiscal year ended October 31, 2001. The fiscal year was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks rallied in April and again in October. From the market low on September 21 through the end of the fiscal year, the Institutional Class posted a total return of 13.27%.

HOW DID YOU MANAGE THE FUND?
While maintaining our stock-selection strategy, which focuses on a bottom-up analysis of individual companies, we diversified the fund over several sectors. Considering the difficult market environment, we felt this was a more appropriate strategy than concentrating our stock selections in one particular sector. While nearly every market sector sustained losses during the fiscal year, some were more drastically affected than others. For example, information technology stocks, which are especially sensitive to economic slowdowns, were hit particularly hard, and the fund's emphasis on this sector at the outset of the reporting period hurt its performance. During the fiscal year, we significantly reduced the fund's exposure to information technology stocks

                     -------------------------------------

FUND AT A GLANCE

AIM Constellation Fund seeks growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

[ARTWORK]

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   Invests in companies with strong earnings growth potential
o   Can invest across the entire market capitalization spectrum
o May hold onto winners to capture full growth potential as a result of this flex-cap strategy


                             AIM CONSTELLATION FUND

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

================================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                     4.0%        1. Diversified Financial Services    12.9%
 2. Fiserv, Inc.                        3.1         2. Pharmaceuticals                    6.8
 3. American International Group, Inc.  2.7         3. Semiconductors                     5.1
 4. Goldman Sachs Group, Inc.(The)      2.4         4. Systems Software                   4.0
 5. Pfizer Inc.                         2.3         5. Data Processing Services           3.8
 6. Citigroup Inc.                      1.9         6. Application Software               3.3
 7. Lowe's Cos., Inc.                   1.9         7. Specialty Stores                   3.2
 8. Intuit Inc.                         1.8         8. Advertising                        3.1
 9. Bed Bath and Beyond Inc.            1.8         9. Managed Health Care                3.0
10. Morgan Stanley Dean Witter & Co.    1.8        10. Home Improvement Retail            2.9

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

================================================================================================

from about one half to about a quarter of the fund's holdings. At the same time, we significantly increased the fund's holdings in the consumer-discretionary, financial, health care and industrial sectors.
    We took advantage of the market downturn to upgrade the fund's holdings. We invested in strong companies whose stock prices may have declined primarily because of a negative market environment. We also sought to achieve a balance between "core growth" holdings and the stocks of companies with the potential to experience accelerated revenue/earnings growth. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--can reduce volatility. On the other hand, the stocks of companies expected to experience strong revenue/earnings growth have the potential to boost fund performance.
    At the close of the reporting period, the fund had 100 equity holdings, with most of its exposure to large- and giant-cap stocks.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o Microsoft, the world's leading software company, provides a wide range of software and services. The company, which has reached a tentative settlement with the U.S. government in an antitrust case, has expanded into travel services, interactive television and video-game consoles.
o Fiserv provides data-processing and business-support services for more than 10,000 financial institutions, including banks, credit unions and insurance companies.
o American International Group (AIG) is one of the world's largest insurance companies, with operations in more than 130 countries.
o Goldman Sachs Group is a leader in investment banking with more than 40 offices worldwide.
o Pfizer, one of the world's five leading drug manufacturers, makes Norvasc, for cardiovascular conditions; Lipitor, for lowering cholesterol; and other well-known prescription and over-the-counter remedies.
o Citigroup, a leading financial company, offers banking, investment, insurance and credit-card services.
o Lowe's is the nation's second-leading home improvement chain, with more than 600 outlets in nearly 40 states.
o   Intuit is best known for its financial services software such as TurboTax.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy. The nation's gross domestic product contracted at an annual rate of 1.1% in the third quarter of 2001. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.

                     -------------------------------------

LOOK TO THE MARKET...

NO ECONOMIC INDICATOR IS CORRECT ALL THE TIME--BUT HISTORICALLY THE STOCK MARKET TURNS DOWN OR TURNS UP BEFORE THE ECONOMY CHANGES DIRECTION. AIM SENIOR INVESTMENT OFFICER PHILIP FERGUSON RECENTLY OBSERVED:

"For the average investor wondering where the economy may be headed, I'd recommend that they just follow the stock market, which historically has been a good economic indicator. Consider the current market slump. The major indexes all hit their highs in early 2000 and then declined for the rest of the year. The economy began to deteriorate noticeably in October 2000--more than six months later. In October 2001, we began to see some improvement in the market. While this is no guarantee, it suggests that better times may be ahead."



                             AIM CONSTELLATION FUND

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01

================================================================================
AIM CONSTELLATION FUND,
INSTITUTIONAL CLASS
Inception (4/8/92)        11.40%
5 Years                    4.49
1 Year                   -42.81

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 9/30/01, the most recent calendar quarter end, which were: One year, -49.52%; five years, 2.96%; inception (4/8/92), 10.86%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

4/8/92-10/31/01

================================================================================
AIM CONSTELLATION FUND,
INSTITUTIONAL CLASS             S&P 500 INDEX
$28,092                         $31,851
     4/92   10000                4/92   10000
            10008                       10293
            10154                       10605
    10/92   10796               10/92   10547
            12514                       11132
            11838                       11243
            12840                       11531
    10/93   13939               10/93   12121
            15078                       12564
            14215                       11842
            13532                       12125
    10/94   15044               10/94   12589
            14302                       12629
            16173                       13904
            19839                       15284
    10/95   20175               10/95   15912           [GRAPH]
            20018                       17505
            22299                       18099
            20166                       17811
    10/96   22560               10/96   19740
            24219                       22108
            22073                       22643
            27811                       27090
    10/97   26940               10/97   26071
            25818                       28053
            30014                       31938
            28677                       32317
    10/98   26443               10/98   31808
            31960                       37170
            32123                       38904
            33229                       38840
    10/99   35825               10/99   39966
            44795                       41008
            48009                       42838
            49269                       42321
    10/00   49138               10/00   42397
            42967                       40641
            35594                       37285
            33279                       36264
    10/01   28092               10/01   31851

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   One-year performance includes reinvested distributions of $7.42 per share.
o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds while the unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-cap value funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.93%

ADVERTISING-3.05%

Lamar Advertising Co.(a)(b)                      4,500,000   $   141,300,000
----------------------------------------------------------------------------
Omnicom Group Inc.                               2,500,000       191,950,000
============================================================================
                                                                 333,250,000
============================================================================

AEROSPACE & DEFENSE-2.90%

General Dynamics Corp.                           1,124,400        91,751,040
----------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               910,000        79,051,700
----------------------------------------------------------------------------
Lockheed Martin Corp.                            3,000,000       146,310,000
============================================================================
                                                                 317,112,740
============================================================================

APPAREL RETAIL-1.71%

Ross Stores, Inc.                                1,500,000        46,950,000
----------------------------------------------------------------------------
Talbots, Inc. (The)                              1,333,500        38,004,750
----------------------------------------------------------------------------
TJX Cos., Inc. (The)                             3,029,800       102,407,240
============================================================================
                                                                 187,361,990
============================================================================

APPLICATION SOFTWARE-3.26%

Cadence Design Systems, Inc.(a)                  1,500,000        31,710,000
----------------------------------------------------------------------------
Citrix Systems, Inc.(a)                          2,000,000        46,800,000
----------------------------------------------------------------------------
Electronic Arts Inc.(a)                          1,500,000        77,190,000
----------------------------------------------------------------------------
Intuit Inc.(a)                                   5,000,000       201,100,000
============================================================================
                                                                 356,800,000
============================================================================

BROADCASTING & CABLE TV-2.37%

Comcast Corp.-Class A(a)                         4,000,000       143,360,000
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                   2,186,500        36,645,740
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         3,180,900        79,522,500
============================================================================
                                                                 259,528,240
============================================================================

COMPUTER & ELECTRONICS RETAIL-0.81%

CDW Computer Centers, Inc.(a)                    1,929,000        88,830,450
============================================================================

COMPUTER HARDWARE-2.36%

Dell Computer Corp.(a)                           4,000,000        95,920,000
----------------------------------------------------------------------------
International Business Machines Corp.            1,500,000       162,105,000
============================================================================
                                                                 258,025,000
============================================================================

CONSUMER FINANCE-2.62%

Capital One Financial Corp.                      3,389,200       140,007,852
----------------------------------------------------------------------------
Countrywide Credit Industries, Inc.              1,000,000        39,930,000
----------------------------------------------------------------------------
MBNA Corp.                                       3,836,900       105,936,809
============================================================================
                                                                 285,874,661
============================================================================

DATA PROCESSING SERVICES-3.82%

Concord EFS, Inc.(a)                               960,400        26,286,148
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                  9,000,000       334,710,000
----------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES           VALUE
DATA PROCESSING SERVICES-(CONTINUED)

Paychex, Inc.                                    1,767,000   $    56,650,020
============================================================================
                                                                 417,646,168
============================================================================

DEPARTMENT STORES-1.75%

Kohl's Corp.(a)                                  3,449,400       191,821,134
============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.88%

American Express Co.                             3,000,000        88,290,000
----------------------------------------------------------------------------
Citigroup Inc.                                   4,550,000       207,116,000
----------------------------------------------------------------------------
Fannie Mae                                         750,000        60,720,000
----------------------------------------------------------------------------
Freddie Mac                                      2,106,200       142,842,484
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                  3,400,000       265,744,000
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          5,000,000       176,800,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        4,120,000       180,085,200
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 4,000,000       195,680,000
----------------------------------------------------------------------------
State Street Corp.                               2,000,000        91,080,000
============================================================================
                                                               1,408,357,684
============================================================================

DRUG RETAIL-0.59%

Walgreen Co.                                     2,000,000        64,760,000
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.77%

Celestica Inc. (Canada)(a)                       4,767,100       163,606,872
----------------------------------------------------------------------------
Sanmina Corp.(a)                                 2,000,000        30,280,000
============================================================================
                                                                 193,886,872
============================================================================

ENVIRONMENTAL SERVICES-0.34%

Waste Management, Inc.                           1,500,000        36,750,000
============================================================================

FOOD RETAIL-0.95%

Safeway Inc.(a)                                  2,500,000       104,125,000
============================================================================

FOOTWEAR-1.13%

NIKE, Inc.-Class B                               2,500,000       123,400,000
============================================================================

GENERAL MERCHANDISE STORES-1.46%

Family Dollar Stores, Inc.                       1,953,800        56,386,668
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,000,000       102,800,000
============================================================================
                                                                 159,186,668
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.44%

Cardinal Health, Inc.                              712,500        47,815,875
============================================================================

HEALTH CARE EQUIPMENT-2.04%

Biomet, Inc.(a)                                  4,000,075       122,002,288
----------------------------------------------------------------------------
Medtronic, Inc.                                  2,500,000       100,750,000
============================================================================
                                                                 222,752,288
============================================================================

                             AIM CONSTELLATION FUND

                                                                 MARKET
                                                 SHARES           VALUE

HEALTH CARE FACILITIES-2.68%

HCA Inc.                                         3,000,000   $   118,980,000
----------------------------------------------------------------------------
Health Management Associates, Inc.- Class
  A(a)                                           6,000,000       116,940,000
----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        1,000,000        57,520,000
============================================================================
                                                                 293,440,000
============================================================================

HOME IMPROVEMENT RETAIL-2.92%

Home Depot, Inc. (The)                           3,000,000       114,690,000
----------------------------------------------------------------------------
Lowe's Cos., Inc.                                6,000,000       204,600,000
============================================================================
                                                                 319,290,000
============================================================================

HOUSEHOLD APPLIANCES-0.31%

Whirlpool Corp.                                    566,100        33,411,222
============================================================================

INDUSTRIAL CONGLOMERATES-1.17%

General Electric Co.                             3,500,000       127,435,000
============================================================================

INDUSTRIAL MACHINERY-0.77%

Danaher Corp.                                    1,500,000        83,610,000
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.80%

WorldCom, Inc.-WorldCom Group(a)                 6,500,000        87,425,000
============================================================================

INTERNET SOFTWARE & SERVICES-0.53%

VeriSign, Inc.(a)                                1,500,000        58,065,000
============================================================================

INVESTMENTS-0.93%

Nasdaq-100 Index Tracking Stock(a)               3,000,000       101,700,000
============================================================================

IT CONSULTING & SERVICES-2.92%

Electronic Data Systems Corp.                    3,000,000       193,110,000
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     5,000,000       126,000,000
============================================================================
                                                                 319,110,000
============================================================================

LIFE & HEALTH INSURANCE-1.05%

AFLAC, Inc.                                      3,978,900        97,323,894
----------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)           774,300        17,421,750
============================================================================
                                                                 114,745,644
============================================================================

MANAGED HEALTH CARE-2.99%

Caremark Rx, Inc.(a)                             5,000,000        67,000,000
----------------------------------------------------------------------------
First Health Group Corp.(a)                      1,000,000        27,000,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                          1,000,000        65,750,000
----------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                1,500,000       167,385,000
============================================================================
                                                                 327,135,000
============================================================================

MOTORCYCLE MANUFACTURERS-1.45%

Harley-Davidson, Inc.                            3,500,000       158,410,000
============================================================================

MOVIES & ENTERTAINMENT-2.63%

AOL Time Warner Inc.(a)                          6,000,000       187,260,000
----------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           2,750,000       100,402,500
============================================================================
                                                                 287,662,500
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MULTI-LINE INSURANCE-2.73%

American International Group, Inc.               3,800,000   $   298,680,000
============================================================================

MULTI-UTILITIES-0.33%

Dynegy Inc.-Class A                              1,000,000        35,900,000
============================================================================

NETWORKING EQUIPMENT-1.76%

Cisco Systems, Inc.(a)                          10,000,000       169,200,000
----------------------------------------------------------------------------
McDATA Corp.-Class A(a)                          1,564,420        23,012,618
============================================================================
                                                                 192,212,618
============================================================================

OIL & GAS DRILLING-0.81%

Noble Drilling Corp.(a)                          2,900,000        88,595,000
============================================================================

PHARMACEUTICALS-6.79%

Elan Corp. PLC-ADR (Ireland)(a)                  3,000,000       136,950,000
----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     1,500,000       111,570,000
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)          2,000,000       115,380,000
----------------------------------------------------------------------------
Pfizer Inc.                                      6,000,000       251,400,000
----------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      773,600        34,579,920
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,500,000        92,700,000
============================================================================
                                                                 742,579,920
============================================================================

PROPERTY & CASUALTY INSURANCE-1.41%

ACE Ltd. (Bermuda)                               2,509,800        88,470,450
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  750,000        65,145,000
============================================================================
                                                                 153,615,450
============================================================================

RESTAURANTS-1.53%

Brinker International, Inc.(a)                   3,000,000        76,200,000
----------------------------------------------------------------------------
Darden Restaurants, Inc.                         1,250,000        40,025,000
----------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                        544,300        15,703,055
----------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                 688,800        34,846,392
============================================================================
                                                                 166,774,447
============================================================================

SEMICONDUCTOR EQUIPMENT-1.65%

Applied Materials, Inc.(a)                       2,000,000        68,220,000
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        2,000,000        66,060,000
----------------------------------------------------------------------------
Teradyne, Inc.(a)                                2,000,000        46,100,000
============================================================================
                                                                 180,380,000
============================================================================

SEMICONDUCTORS-5.10%

Altera Corp.(a)                                  3,000,000        60,600,000
----------------------------------------------------------------------------
Analog Devices, Inc.(a)                          4,658,000       177,004,000
----------------------------------------------------------------------------
Intel Corp.                                      1,000,000        24,420,000
----------------------------------------------------------------------------
Linear Technology Corp.                          2,490,900        96,646,920
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)               1,437,700        65,774,775
----------------------------------------------------------------------------
Microchip Technology Inc.(a)                     4,246,968       132,590,341
============================================================================
                                                                 557,036,036
============================================================================

                             AIM CONSTELLATION FUND

                                                                 MARKET
                                                 SHARES           VALUE

SPECIALTY STORES-3.23%

AutoZone, Inc.(a)                                  605,900   $    35,463,327
----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                        8,000,000       200,480,000
----------------------------------------------------------------------------
Borders Group, Inc.(a)                           4,000,000        62,360,000
----------------------------------------------------------------------------
Office Depot, Inc.(a)                            4,000,000        54,400,000
============================================================================
                                                                 352,703,327
============================================================================

SYSTEMS SOFTWARE-3.99%

Microsoft Corp.(a)                               7,500,000       436,125,000
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.28%

Nokia Oyj-ADR (Finland)                          1,500,000        30,765,000
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.92%

Sprint Corp. (PCS Group)(a)                      4,500,000       100,350,000
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $10,765,157,040)                        10,704,440,934
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MONEY MARKET FUNDS-3.05%

STIC Liquid Assets Portfolio(c)                167,018,637   $   167,018,637
----------------------------------------------------------------------------
STIC Prime Portfolio(c)                        167,018,637       167,018,637
============================================================================
    Total Money Market Funds
      (Cost $334,037,274)                                        334,037,274
============================================================================
TOTAL INVESTMENTS-100.98%
  (Cost $11,099,194,314)                                      11,038,478,208
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.98%)                           (107,463,292)
============================================================================
NET ASSETS-100.00%                                           $10,931,014,916
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/01 represented 1.29% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $11,099,194,314)*                           $11,038,478,208
-------------------------------------------------------------
Receivables for:
  Investments sold                                 55,794,179
-------------------------------------------------------------
  Fund shares sold                                  5,542,976
-------------------------------------------------------------
  Dividends                                         3,203,885
-------------------------------------------------------------
Investment for deferred compensation plan             299,778
-------------------------------------------------------------
Collateral for securities loaned                   82,388,055
-------------------------------------------------------------
Other assets                                           91,742
=============================================================
    Total assets                               11,185,798,823
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           123,237,702
-------------------------------------------------------------
  Fund shares reacquired                           36,973,947
-------------------------------------------------------------
  Deferred compensation plan                          299,778
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         82,388,055
-------------------------------------------------------------
Accrued distribution fees                           6,352,435
-------------------------------------------------------------
Accrued trustees' fees                                  4,710
-------------------------------------------------------------
Accrued transfer agent fees                         4,349,945
-------------------------------------------------------------
Accrued operating expenses                          1,177,335
=============================================================
    Total liabilities                             254,783,907
=============================================================
Net assets applicable to shares outstanding   $10,931,014,916
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 9,703,277,317
_____________________________________________________________
=============================================================
Class B                                       $   818,342,827
_____________________________________________________________
=============================================================
Class C                                       $   258,786,001
_____________________________________________________________
=============================================================
Institutional Class                           $   150,608,771
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           492,027,970
_____________________________________________________________
=============================================================
Class B                                            43,330,146
_____________________________________________________________
=============================================================
Class C                                            13,706,725
_____________________________________________________________
=============================================================
Institutional Class                                 7,172,708
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                   $         19.72
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.72 divided by
      94.50%)                                 $         20.87
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         18.89
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         18.88
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value offering and redemption
    price per share                           $         21.00
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $81,311,797 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $19,950)                                    $    52,609,362
-------------------------------------------------------------
Dividends from affiliated money market funds       48,646,039
-------------------------------------------------------------
Interest                                              811,984
-------------------------------------------------------------
Security lending income                               700,894
=============================================================
    Total investment income                       102,768,279
=============================================================

EXPENSES:

Advisory fees                                      93,618,688
-------------------------------------------------------------
Administrative services fees                          622,082
-------------------------------------------------------------
Custodian fees                                        659,500
-------------------------------------------------------------
Distribution fees -- Class A                       40,107,085
-------------------------------------------------------------
Distribution fees -- Class B                       10,331,953
-------------------------------------------------------------
Distribution fees -- Class C                        3,343,201
-------------------------------------------------------------
Transfer agent fees -- Class A                     27,877,105
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,296,337
-------------------------------------------------------------
Transfer agent fees -- Class C                        743,046
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             30,126
-------------------------------------------------------------
Trustees' fees                                         62,240
-------------------------------------------------------------
Other                                               3,984,782
=============================================================
    Total expenses                                183,676,145
=============================================================
Less: Fees waived                                  (3,749,927)
-------------------------------------------------------------
    Expenses paid indirectly                         (264,049)
=============================================================
    Net expenses                                  179,662,169
=============================================================
Net investment income (loss)                      (76,893,890)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,231,927,356)
-------------------------------------------------------------
  Foreign currencies                                   (1,459)
-------------------------------------------------------------
  Option contracts written                          6,689,775
=============================================================
                                               (1,225,239,040)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (7,717,580,233)
-------------------------------------------------------------
  Foreign currencies                                    1,921
=============================================================
                                               (7,717,578,312)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (8,942,817,352)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(9,019,711,242)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                    2001               2000
                                                              ----------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $    (76,893,890)   $  (134,563,472)
-------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (1,225,239,040)     3,997,300,240
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies               (7,717,578,312)     1,649,711,807
=================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (9,019,711,242)     5,512,448,575
=================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,284,079,983)    (1,341,534,330)
-------------------------------------------------------------------------------------------------
  Class B                                                         (239,710,222)       (59,304,397)
-------------------------------------------------------------------------------------------------
  Class C                                                          (79,328,549)       (16,589,886)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (47,688,484)       (23,400,833)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,798,697,583      1,156,513,412
-------------------------------------------------------------------------------------------------
  Class B                                                          360,350,428        575,351,569
-------------------------------------------------------------------------------------------------
  Class C                                                          104,195,656        231,744,660
-------------------------------------------------------------------------------------------------
  Institutional Class                                               31,147,864        (16,568,699)
=================================================================================================
    Net increase (decrease) in net assets                      (10,376,126,949)     6,018,660,071
=================================================================================================

NET ASSETS:

  Beginning of year                                             21,307,141,865     15,288,481,794
=================================================================================================
  End of year                                                 $ 10,931,014,916    $21,307,141,865
_________________________________________________________________________________________________
=================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 12,227,372,518    $10,009,800,678
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (744,944)          (652,603)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (1,234,896,552)     3,641,131,584
-------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              (60,716,106)     7,656,862,206
=================================================================================================
                                                              $ 10,931,014,916    $21,307,141,865
_________________________________________________________________________________________________
=================================================================================================

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. On October 31, 2001, undistributed net investment income (loss) was increased by $76,801,549, undistributed net realized gains were increased by $18,142 and paid in capital was decreased by $76,819,691 as a result of book/tax differences due to foreign currency gain/loss and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The fund has a capital loss carryforward of $1,224,074,030 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

                             AIM CONSTELLATION FUND

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $3,749,927. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $622,082 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $14,673,763 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $40,107,085, $10,331,953 and $3,343,201,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,879,056 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $317,491 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $25,883 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $264,049 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $264,049.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed

                             AIM CONSTELLATION FUND
line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $81,311,797 were on loan to brokers. The loans were secured by cash collateral of $82,388,055 received by the Fund and invested in affiliated money market funds as follows:
$57,449,572 in STIC Liquid Assets Portfolio and $24,938,483 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $700,894 for securities lending.


NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $10,627,583,666 and $10,541,501,562, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 1,650,840,736
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,722,379,365)
==========================================================
Net unrealized appreciation
  (depreciation) of investment securities  $   (71,538,629)
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $11,110,016,837.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                       --     $        --
----------------------------------------------------------
Written                             15,000       6,689,775
----------------------------------------------------------
Expired                            (15,000)     (6,689,775)
==========================================================
End of year                             --     $        --
__________________________________________________________
==========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                               2000
                                                            -------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                            ------------    ---------------    -----------    ---------------
Sold:
  Class A                                                     69,882,787    $ 1,870,548,957     86,430,817    $ 3,725,450,424
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     12,298,051        324,078,409     16,075,085        679,865,751
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,478,320        117,760,474      6,309,791        266,777,259
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,273,391         37,026,988      3,694,065        165,186,338
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    107,528,397      3,125,797,826     34,136,740      1,274,304,836
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,229,796        230,503,608      1,560,370         57,000,776
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,703,433         75,693,277        430,722         15,725,642
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,529,945         47,137,606        593,714         23,119,167
=============================================================================================================================
Reacquired:
  Class A                                                   (128,320,077)    (3,197,649,200)   (90,168,284)    (3,843,241,848)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (8,314,571)      (194,231,589)    (3,863,116)      (161,514,958)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (3,756,367)       (89,258,095)    (1,210,375)       (50,758,241)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (1,955,216)       (53,016,730)    (4,750,277)      (204,874,204)
=============================================================================================================================
                                                              65,577,889    $ 2,294,391,531     49,239,252    $ 1,947,040,942
_____________________________________________________________________________________________________________________________
=============================================================================================================================

                             AIM CONSTELLATION FUND

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  45.55    $  36.01    $  27.25    $  30.00    $  26.01
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01       (0.09)      (0.01)         --        0.02
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (17.14)      12.91        9.50       (0.65)       4.86
======================================================================================================================
    Total from investment operations                            (17.13)      12.82        9.49       (0.65)       4.88
======================================================================================================================
  Less distributions from net realized gains                     (7.42)      (3.28)      (0.73)      (2.10)      (0.89)
======================================================================================================================
Net asset value, end of period                                $  21.00    $  45.55    $  36.01    $  27.25    $  30.00
______________________________________________________________________________________________________________________
======================================================================================================================
Total return                                                    (42.80)%     37.14%      35.46%      (1.85)%     19.42%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $150,609    $288,097    $244,369    $189,039    $188,109
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.65%(a)    0.65%       0.64%       0.63%       0.65%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.68%(a)    0.68%       0.66%       0.65%       0.67%
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.03%(a)   (0.18)%     (0.04)%     (0.01)%      0.06%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             75%         88%         62%         76%         67%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Ratios are based on average daily net assets of $200,446,415.

                             AIM CONSTELLATION FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Constellation Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

                             AIM CONSTELLATION FUND

BOARD OF TRUSTEES                                 OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                       11 Greenway Plaza
Chairman, President and                           Chairman and President                 Suite 100
Chief Executive Officer                                                                  Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary    INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                           A I M Advisors, Inc.
                                                  Senior Vice President                  11 Greenway Plaza
Bruce L. Crockett                                                                        Suite 100
Director                                          Dana R. Sutton                         Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                        SUB-ADVISOR
Chief Executive Officer                           Melville B. Cox
COMSAT Corporation                                Vice President                         A I M Capital Management, Inc.
                                                                                         11 Greenway Plaza
Owen Daly II                                      Edgar M. Larsen                        Suite 100
Formerly, Director                                Vice President                         Houston, TX 77046
Cortland Trust, Inc.
                                                  Mary J. Benson                         TRANSFER AGENT
Albert R. Dowden                                  Assistant Vice President and
Chairman,                                         Assistant Treasurer                    A I M Fund Services, Inc.
The Cortland Trust, Inc. and                                                             P.O. Box 4739
DHJ Media, Inc.; and                              Sheri Morris                           Houston, TX 77210-4739
Director, Magellan Insurance Company,             Assistant Vice President and
Formerly Director, President and                  Assistant Treasurer                    CUSTODIAN
Chief Executive Officer,
Volvo Group North America, Inc.; and                                                     State Street Bank and Trust Company
Senior Vice President, AB Volvo                                                          225 Franklin Street
                                                                                         Boston, MA 02110
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                           COUNSEL TO THE FUND
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                 Ballard Spahr
President, Mercantile Bankshares                                                         Andrews & Ingersoll, LLP
                                                                                         1735 Market Street
Jack M. Fields                                                                           Philadelphia, PA 19103
Chief Executive Officer
Twenty First Century Group, Inc.;                                                        COUNSEL TO THE TRUSTEES
Formerly Member
of the U.S. House of Representatives                                                     Kramer, Levin, Naftalis & Frankel LLP
                                                                                         919 Third Avenue
Carl Frischling                                                                          New York, NY 10022
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                    DISTRIBUTOR

Prema Mathai-Davis                                                                       A I M Distributors, Inc.
Member, Visiting Committee,                                                              11 Greenway Plaza
Harvard University Graduate School                                                       Suite 100
of Education, New School University;                                                     Houston, TX 77046
Formerly Chief Executive Officer,
YWCA of the U.S.A.                                                                       AUDITORS

Lewis F. Pennock                                                                         Ernst & Young LLP
Partner, Pennock & Cooper                                                                1221 McKinney, Suite 2400
                                                                                         Houston, TX 77010-2007
Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $3,650,807,238 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                             AIM CONSTELLATION FUND

PROLONGED BEAR MARKET HURTS FUND PERFORMANCE

HOW DID AIM WEINGARTEN FUND PERFORM DURING THE FISCAL YEAR?
Like virtually all domestic equity funds that invest in growth stocks, AIM Weingarten Fund's returns were negative for the fiscal year ended October 31, 2001. For the fiscal year, the Institutional Class returned -47.11%. The fund's returns were in line with other multi-cap growth funds. Over the same period, the Lipper Multi-Cap Growth Fund Index returned -42.04%.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $38 billion in tax rebates to 92 million Americans. In nine separate rate cuts, the Fed reduced interest rates from 6.5% to 2.5% (the lowest since 1962), hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded. Indeed, U.S. gross domestic product (the broadest measure of economic activity) declined from a robust annualized rate of 5.6% in the second quarter of 2000 to an anemic annualized rate of 0.3% in the second quarter of 2001. During the third quarter of 2001, the economy contracted at an annualized rate of 1.1%. Deteriorating corporate earnings and rising unemployment prompted many investors to abandon higher-priced growth stocks for lower-priced, more defensive value stocks. Others simply abandoned the stock market altogether in favor of fixed-income investments.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets eventually strengthened and recouped most or all of their losses by the end of October. Between the market low of September 21 and the close of the reporting period, AIM Weingarten Fund's Institutional Class posted total return of 9.76%.

HOW DID YOU MANAGE AIM WEINGARTEN FUND?
Despite market difficulties, we continued to practice the fund's investment discipline, but market conditions made that difficult. Investors' preference for value stocks over growth stocks forced us to focus on core growth stocks--well-established companies with long-term records of above-average earnings growth--rather than earnings momentum growth stocks, or stocks of companies experiencing a recent burst in profitability. We believe these well-established core names offer relative safety during times of economic and political uncertainty, especially when future corporate earnings cannot be discerned.
    While the fund formerly held a large number of technology names because of their rapidly accelerating earnings, we have become much more leery of technology stocks in recent months. While we believe some tech names probably offer good value, we haven't seen their earnings turn up yet--so we will continue to wait for some sort of catalyst on the earnings front. While no one can say with certainty when the economy will begin to strengthen, we used our bottom-up analysis to try to position the fund so that it will benefit from an upturn when it comes. Until we

                     -------------------------------------

FUND AT A GLANCE

AIM Weingarten Fund seeks long-term growth of capital by investing primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

[ARTWORK]

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Aggressively invests in companies with strong earnings-growth potential, across any or all market sectors
o Invests in core holdings--well-established companies with long-term records of above-average earnings growth
o Invests in earnings-momentum holdings--companies experiencing a recent burst in profitability


                               AIM WEINGARTEN FUND

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------

 1. Johnson & Johnson                  4.1%      1. Pharmaceuticals                     13.7%
 2. Lowe's Cos., Inc.                  3.2       2. Diversified Financial Services       7.3
 3. Freddie Mac                        3.1       3. Health Care Distributors & Services  5.9
 4. Fannie Mae                         3.0       4. Health Care Facilities               5.6
 5. Electronic Data Systems Corp.      2.9       5. Aerospace & Defense                  4.3
 6. Lockheed Martin Corp.              2.8       6. IT Consulting & Services             4.0
 7. First Data Corp.                   2.4       7. Health Care Equipment                3.6
 8. HCA Inc.                           2.4       8. Systems Software                     3.3
 9. Microsoft Corp.                    2.3       9. Home Improvement Retail              3.2
10. Mirant Corp.                       2.1      10. Managed Health Care                  3.0

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

================================================================================================

see a significant improvement in corporate earnings, we're comfortable to hold well-diversified core growth stocks for the foreseeable future.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the fund was overweight (relative to the S&P
500) in financial and health care stocks, and somewhat underweight in information technology and consumer-discretionary stocks. Because of the relatively inelastic demand for health care, many health care stocks have performed well during the current bear market. Indeed, health care was the best-performing sector in the S&P 500 during the third quarter of 2001. Many financial stocks have benefited since January, when the Fed began its series of aggressive interest rate cuts.
    Earlier in the year we held a number of energy stocks and utility stocks (independent power producers primarily), but during the second half of the fiscal year we scaled back those holdings. Historically, a weak economy means less demand for oil and electricity. For much of the fiscal year oil prices drifted downward and the utility industry was mired in political controversy in California, Washington, D.C., and elsewhere.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS?
Major holdings in AIM Weingarten Fund at the close of the reporting period included:

o Lowe's, the nation's #2 home improvement retailer, has benefited from a robust real estate market and consumers' desire to fix up their homes.
o Electronic Data Systems (EDS), the largest independent systems consulting service in the United States, continues to expand and broaden its offerings through acquisitions.
o Lockheed Martin, the world's largest defense contractor, recently was named the main contractor for the military's Joint Strike Fighter--a contract potentially worth up to $200 billion over 40 years.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The economy remained weak, corporate earnings "visibility" remained clouded and unemployment continued to rise. The nation's unemployment rate rose from 4.9% in September to 5.4% in October as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive economic signs--signs that caused the markets to rise in October. An economic stimulus package was being debated in Congress and the Fed maintained its bias toward cutting interest rates. The government was stepping up its security efforts at home while the military was pounding terrorist sites in Afghanistan. Inflation remained low and oil prices continued to decline. Stocks were favorably priced and there was a considerable amount of cash in money market accounts that could potentially be deployed back into stocks.

                     -------------------------------------

LOOK TO THE MARKET...

NO ECONOMIC INDICATOR IS CORRECT ALL THE TIME--BUT HISTORICALLY THE STOCK MARKET TURNS DOWN OR TURNS UP BEFORE THE ECONOMY CHANGES DIRECTION. AIM SENIOR INVESTMENT OFFICER PHILIP FERGUSON RECENTLY OBSERVED:

"For the average investor wondering where the economy may be headed, I'd recommend that they just follow the stock market, which historically has been a good economic indicator. Consider the current market slump. The major indexes all hit their highs in early 2000 and then declined for the rest of the year. The economy began to deteriorate noticeably in October 2000--more than six months later. In October 2001, we began to see some improvement in the market. While this is no guarantee, it suggests that better times may be ahead."


                               AIM WEINGARTEN FUND

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

AS OF 10/31/01

================================================================================
AIM WEINGARTEN FUND,
INSTITUTIONAL CLASS
Inception (10/8/91)       7.92%
10 Years                  7.59
 5 Years                  3.27
 1 Year                 -47.11

In addition to the returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 9/30/01, the most recent calendar quarter-end, which were: one year, -52.77%; five years, 3.00%; inception (10/8/91), 7.79%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

10/8/91-10/31/01

================================================================================
AIM WEINGARTEN FUND,
INSTITUTIONAL CLASS        S&P 500 INDEX
$21,540                    $33,648
10/91      10000           10/91      10000
10/92      11111           10/92      11142
10/93      11836           10/93      12805
10/94      12355           10/94      13299
10/95      15900           10/95      16809              [GRAPH]
10/96      18338           10/96      20853
10/97      23355           10/97      27542
10/98      26342           10/98      33602
10/99      36687           10/99      42220
10/00      40737           10/00      44789
10/01      21540           10/01      33648

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
===============================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   One-year performance includes reinvested distributions of $3.54 per share.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                               AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                   MARKET
                                                  SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-86.69%

AEROSPACE & DEFENSE-4.25%

General Dynamics Corp.                               904,300   $   73,790,880
-----------------------------------------------------------------------------
Lockheed Martin Corp.                              2,911,600      141,998,732
=============================================================================
                                                                  215,789,612
=============================================================================

APPLICATION SOFTWARE-1.11%

Intuit Inc.(a)                                     1,404,300       56,480,946
=============================================================================

BANKS-2.77%

Bank of America Corp.                              1,413,400       83,376,466
-----------------------------------------------------------------------------
Washington Mutual, Inc.                            1,903,000       57,451,570
=============================================================================
                                                                  140,828,036
=============================================================================

BIOTECHNOLOGY-0.95%

Invitrogen Corp.(a)                                  613,700       37,644,358
-----------------------------------------------------------------------------
Serono S.A.-Class B (Switzerland)                     13,420       10,602,947
=============================================================================
                                                                   48,247,305
=============================================================================

CASINOS & GAMING-0.83%

International Game Technology(a)                     827,300       42,233,665
=============================================================================

COMPUTER & ELECTRONICS RETAIL-1.47%

Best Buy Co., Inc.(a)                              1,095,900       60,164,910
-----------------------------------------------------------------------------
Blockbuster Inc.-Class A                             577,000       14,471,160
=============================================================================
                                                                   74,636,070
=============================================================================

COMPUTER HARDWARE-1.15%

International Business Machines Corp.                541,100       58,476,677
=============================================================================

CONSUMER FINANCE-1.39%

AmeriCredit Corp.(a)                               1,571,800       24,362,900
-----------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                1,158,600       46,262,898
=============================================================================
                                                                   70,625,798
=============================================================================

DATA PROCESSING SERVICES-2.42%

First Data Corp.                                   1,817,200      122,788,204
=============================================================================

DEPARTMENT STORES-0.60%

Kohl's Corp.(a)                                      547,900       30,468,719
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.66%

H&R Block, Inc.                                      989,300       33,715,344
=============================================================================

DIVERSIFIED FINANCIAL SERVICES-7.27%

Citigroup Inc.                                     1,315,200       59,867,904
-----------------------------------------------------------------------------
Fannie Mae                                         1,877,700      152,018,592
-----------------------------------------------------------------------------
Freddie Mac                                        2,322,600      157,518,732
=============================================================================
                                                                  369,405,228
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

ELECTRIC UTILITIES-2.60%

Calpine Corp.(a)                                     998,500   $   24,712,875
-----------------------------------------------------------------------------
Mirant Corp.(a)                                    4,134,100      107,486,600
=============================================================================
                                                                  132,199,475
=============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.95%

Celestica Inc. (Canada)(a)                         1,496,100       51,346,152
-----------------------------------------------------------------------------
Waters Corp.(a)                                    1,341,900       47,624,031
=============================================================================
                                                                   98,970,183
=============================================================================

ENVIRONMENTAL SERVICES-0.94%

Waste Management, Inc.                             1,940,300       47,537,350
=============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.85%

AdvancePCS(a)                                        600,000       36,462,000
-----------------------------------------------------------------------------
AmerisourceBergen Corp.                              890,000       56,568,400
-----------------------------------------------------------------------------
Cardinal Health, Inc.                                723,000       48,520,530
-----------------------------------------------------------------------------
Express Scripts, Inc.(a)                             902,900       36,964,726
-----------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)              850,000       73,270,000
-----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                            695,100       45,445,638
=============================================================================
                                                                  297,231,294
=============================================================================

HEALTH CARE EQUIPMENT-3.59%

Baxter International Inc.                          2,179,800      105,436,926
-----------------------------------------------------------------------------
Biomet, Inc.(a)                                      640,200       19,526,100
-----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                            808,500       57,403,500
=============================================================================
                                                                  182,366,526
=============================================================================

HEALTH CARE FACILITIES-5.61%

HCA Inc.                                           3,044,200      120,732,972
-----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          1,736,500       99,883,480
-----------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)         1,601,200       64,672,468
=============================================================================
                                                                  285,288,920
=============================================================================

HOME IMPROVEMENT RETAIL-3.23%

Lowe's Cos., Inc.                                  4,819,900      164,358,590
=============================================================================

IT CONSULTING & SERVICES-3.97%

Affiliated Computer Services, Inc.- Class
  A(a)                                               645,300       56,818,665
-----------------------------------------------------------------------------
Electronic Data Systems Corp.                      2,255,500      145,186,535
=============================================================================
                                                                  202,005,200
=============================================================================

LEISURE PRODUCTS-1.22%

Mattel, Inc.(a)                                    3,264,000       61,787,520
=============================================================================

MANAGED HEALTH CARE-2.99%

Caremark Rx, Inc.(a)                               3,742,400       50,148,160
-----------------------------------------------------------------------------
UnitedHealth Group Inc.                            1,552,400      102,070,300
=============================================================================
                                                                  152,218,460
=============================================================================

                              AIM WEINGARTEN FUND

                                                                   MARKET
                                                  SHARES           VALUE

MOVIES & ENTERTAINMENT-0.68%

AOL Time Warner Inc.(a)                            1,105,000   $   34,487,050
=============================================================================

MULTI-LINE INSURANCE-1.47%

American International Group, Inc.                   947,600       74,481,360
=============================================================================

MULTI-UTILITIES-1.28%

Dynegy Inc.-Class A                                1,808,900       64,939,510
=============================================================================

PHARMACEUTICALS-13.73%

Allergan, Inc.                                       729,900       52,399,521
-----------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                          1,670,900       78,966,734
-----------------------------------------------------------------------------
Elan Corp. PLC-ADR (Ireland)(a)                    1,069,700       48,831,805
-----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                         920,000       68,429,600
-----------------------------------------------------------------------------
IVAX Corp.(a)                                      1,278,400       26,271,120
-----------------------------------------------------------------------------
Johnson & Johnson                                  3,593,700      208,111,167
-----------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      1,028,233       40,090,805
-----------------------------------------------------------------------------
Mylan Laboratories, Inc.                             853,200       31,457,484
-----------------------------------------------------------------------------
Pfizer Inc.                                        1,609,800       67,450,620
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         1,230,000       76,014,000
=============================================================================
                                                                  698,022,856
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.80%

MGIC Investment Corp.                                847,600       43,854,824
-----------------------------------------------------------------------------
Radian Group Inc.                                  1,399,300       47,394,291
=============================================================================
                                                                   91,249,115
=============================================================================

SEMICONDUCTOR EQUIPMENT-1.40%

KLA-Tencor Corp.(a)                                1,260,400       51,499,944
-----------------------------------------------------------------------------
Lam Research Corp.(a)                              1,039,700       19,712,712
=============================================================================
                                                                   71,212,656
=============================================================================

SEMICONDUCTORS-2.70%

Analog Devices, Inc.(a)                              608,100       23,107,800
-----------------------------------------------------------------------------
Intel Corp.                                        2,201,400       53,758,188
-----------------------------------------------------------------------------
Microchip Technology Inc.(a)                         505,200       15,772,344
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
SEMICONDUCTORS-(CONTINUED)

NVIDIA Corp.(a)                                    1,044,300   $   44,758,698
=============================================================================
                                                                  137,397,030
=============================================================================

SPECIALTY STORES-2.48%

AutoZone, Inc.(a)                                    218,300       12,777,099
-----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                          2,583,700       64,747,522
-----------------------------------------------------------------------------
Office Depot, Inc.(a)                              3,566,800       48,508,480
=============================================================================
                                                                  126,033,101
=============================================================================

SYSTEMS SOFTWARE-3.29%

Computer Associates International, Inc.            1,708,600       52,829,912
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                 1,967,800      114,427,570
=============================================================================
                                                                  167,257,482
=============================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.04%

Sprint Corp. (PCS Group)(a)                        2,376,300       52,991,490
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,270,183,965)                           4,405,730,772
=============================================================================

                                                 PRINCIPAL
                                                  AMOUNT
U.S. TREASURY SECURITIES-0.49%

U.S. TREASURY BILLS-0.49%

2.56%, 12/20/01 (Cost $24,928,201)(b)          $25,000,000(c)      24,928,201
=============================================================================

                                                  SHARES
MONEY MARKET FUNDS-10.45%

STIC Liquid Assets Portfolio(d)                  265,630,548      265,630,548
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                          265,630,548      265,630,548
=============================================================================
    Total Money Market Funds
      (Cost $531,261,096)                                         531,261,096
=============================================================================
TOTAL INVESTMENTS--97.63%
  (Cost $4,826,373,262)                                         4,961,920,069
=============================================================================
OTHER ASSETS LESS LIABILITIES--2.37%                              120,378,618
=============================================================================
NET ASSETS-100.00%                                             $5,082,298,687
_____________________________________________________________________________
=============================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security traded at a discount. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,826,373,262)*                             $4,961,920,069
-------------------------------------------------------------
Foreign currencies, at value (cost
  $30,634,855)                                     30,440,406
-------------------------------------------------------------
Receivables for:
  Investments sold                                148,478,767
-------------------------------------------------------------
  Variation margin                                    359,625
-------------------------------------------------------------
  Fund shares sold                                  1,935,216
-------------------------------------------------------------
  Dividends                                         2,639,098
-------------------------------------------------------------
Investment for deferred compensation plan             205,734
-------------------------------------------------------------
Collateral for securities loaned                  170,305,500
-------------------------------------------------------------
Other assets                                          113,505
=============================================================
    Total assets                                5,316,397,920
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            44,217,572
-------------------------------------------------------------
  Fund shares reacquired                           13,607,057
-------------------------------------------------------------
  Deferred compensation plan                          205,734
-------------------------------------------------------------
  Collateral upon return of securities loaned     170,305,500
-------------------------------------------------------------
Accrued distribution fees                           3,353,712
-------------------------------------------------------------
Accrued trustees' fees                                 10,048
-------------------------------------------------------------
Accrued transfer agent fees                         1,919,533
-------------------------------------------------------------
Accrued operating expenses                            480,077
=============================================================
    Total liabilities                             234,099,233
=============================================================
Net assets applicable to shares outstanding    $5,082,298,687
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $4,001,551,519
_____________________________________________________________
=============================================================
Class B                                        $  922,475,931
_____________________________________________________________
=============================================================
Class C                                        $  150,604,448
_____________________________________________________________
=============================================================
Institutional Class                            $    7,666,789
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           316,425,965
_____________________________________________________________
=============================================================
Class B                                            77,809,347
_____________________________________________________________
=============================================================
Class C                                            12,690,480
_____________________________________________________________
=============================================================
Institutional Class                                   582,738
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        12.65
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.65 divided by
      94.50%)                                  $        13.39
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        11.86
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        11.87
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value and offering price per
    share                                      $        13.16
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $154,614,276 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $143,741)                                   $    28,836,194
-------------------------------------------------------------
Dividends from affiliated money market funds       17,855,780
-------------------------------------------------------------
Interest                                              340,759
-------------------------------------------------------------
Security lending income                               406,289
=============================================================
    Total investment income                        47,439,022
=============================================================

EXPENSES:

Advisory fees                                      46,064,764
-------------------------------------------------------------
Administrative services fees                          392,623
-------------------------------------------------------------
Custodian fees                                        560,018
-------------------------------------------------------------
Distribution fees -- Class A                       17,315,069
-------------------------------------------------------------
Distribution fees -- Class B                       12,957,576
-------------------------------------------------------------
Distribution fees -- Class C                        2,097,259
-------------------------------------------------------------
Transfer agent fees -- Class A                     13,632,894
-------------------------------------------------------------
Transfer agent fees -- Class B                      3,157,246
-------------------------------------------------------------
Transfer agent fees -- Class C                        511,018
-------------------------------------------------------------
Transfer agent fees -- Institutional Class              1,683
-------------------------------------------------------------
Trustees' fees                                         42,264
-------------------------------------------------------------
Other                                               2,952,686
=============================================================
    Total expenses                                 99,685,100
=============================================================
Less: Fees waived                                    (584,500)
-------------------------------------------------------------
    Expenses paid indirectly                         (131,276)
=============================================================
    Net expenses                                   98,969,324
=============================================================
Net investment income (loss)                      (51,530,302)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (2,600,552,854)
-------------------------------------------------------------
  Foreign currencies                                 (260,383)
-------------------------------------------------------------
  Futures contracts                               (19,026,047)
=============================================================
                                               (2,619,839,284)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (2,497,364,549)
-------------------------------------------------------------
  Foreign currencies                                  145,614
-------------------------------------------------------------
  Futures contracts                                (6,153,088)
=============================================================
                                               (2,503,372,023)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and futures contracts     (5,123,211,307)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(5,174,741,609)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (51,530,302)   $   (68,599,290)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (2,619,839,284)     1,506,816,288
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                  (2,503,372,023)      (520,884,199)
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (5,174,741,609)       917,332,799
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,121,031,643)      (912,274,100)
------------------------------------------------------------------------------------------------
  Class B                                                        (257,775,222)      (156,090,644)
------------------------------------------------------------------------------------------------
  Class C                                                         (40,618,148)       (13,701,366)
------------------------------------------------------------------------------------------------
  Institutional Class                                              (2,238,331)       (12,672,994)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         270,194,498        927,796,775
------------------------------------------------------------------------------------------------
  Class B                                                         174,387,701        724,966,056
------------------------------------------------------------------------------------------------
  Class C                                                          38,305,460        221,312,749
------------------------------------------------------------------------------------------------
  Institutional Class                                                (703,710)      (100,840,055)
================================================================================================
    Net increase (decrease) in net assets                      (6,114,221,004)     1,595,829,220
================================================================================================

NET ASSETS:

  Beginning of year                                            11,196,519,691      9,600,690,471
================================================================================================
  End of year                                                 $ 5,082,298,687    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 7,580,212,372    $ 7,150,137,050
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (433,499)          (388,227)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (2,626,460,881)     1,414,418,150
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                              128,980,695      2,632,352,718
================================================================================================
                                                              $ 5,082,298,687    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. On October 31, 2001, undistributed net investment income was increased by $51,485,030, undistributed net realized gains increased by $623,597 and paid in capital decreased by $52,108,627 as a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The fund has a capital loss carryforward of $2,559,101,338 as of October 31, 2001 which may be carried forward to offset

                              AIM WEINGARTEN FUND
   future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $584,500. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $392,623 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $8,821,006 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $17,315,069, $12,957,576 and $2,097,259,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,462,679 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $163,986 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $14,465 for services rendered by Kramer, Levin, Naftalis &

                              AIM WEINGARTEN FUND

Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $131,276 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $131,276.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $154,614,276 were on loan to brokers. The loans were secured by cash collateral of $170,305,500 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $406,289 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $16,742,023,593 and $17,443,346,004, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 382,656,037
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (320,621,870)
=========================================================
Net unrealized appreciation of
  investment securities                     $  62,034,167
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,899,885,902.


NOTE 8-FUTURES CONTRACTS

On October 31, 2001, $18,390,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of October 31, 2001 were as follows:

                                                       UNREALIZED
            NO. OF        MONTH/         MARKET       APPRECIATION
CONTRACT   CONTRACTS    COMMITMENT       VALUE       (DEPRECIATION)
--------   ---------   ------------   ------------   --------------
S&P 500       959       Dec-01/Long   $254,302,825    $(6,153,088)
___________________________________________________________________
===================================================================

                              AIM WEINGARTEN FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                           2001                              2000
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                      30,268,361    $   534,842,502     38,693,394    $ 1,218,409,892
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      13,914,532        238,827,916     26,508,143        797,286,477
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,329,075         74,411,514      8,102,015        244,073,425
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              96,341          1,778,918      1,045,908         33,206,382
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      50,737,569      1,049,729,056     29,963,538        854,837,292
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,575,383        245,330,006      5,414,678        148,085,997
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,001,892         39,096,945        480,423         13,149,166
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              98,123          2,101,806        428,931         12,554,823
==============================================================================================================================
Reacquired:
  Class A                                                     (82,325,956)    (1,314,377,060)   (36,659,424)    (1,145,450,409)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (20,537,177)      (309,770,221)    (7,393,719)      (220,406,418)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,874,492)       (75,202,999)    (1,209,352)       (35,909,842)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (254,314)        (4,584,434)    (4,771,038)      (146,601,260)
==============================================================================================================================
                                                                6,029,337    $   482,183,949     60,603,497    $ 1,773,235,525
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                               2001      2000(a)      1999       1998       1997
                                                              -------    -------    --------    -------    -------
Net asset value, beginning of period                          $ 29.00    $ 28.96    $  22.18    $ 23.05    $ 20.46
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)     (0.06)       0.02       0.10       0.08
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (12.29)      3.29        8.32       2.43       4.90
==================================================================================================================
    Total from investment operations                           (12.30)      3.23        8.34       2.53       4.98
==================================================================================================================
Less distributions:
  Dividends from net investment income                             --         --       (0.10)        --      (0.15)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (3.54)     (3.19)      (1.46)     (3.40)     (2.24)
==================================================================================================================
    Total distributions                                         (3.54)     (3.19)      (1.56)     (3.40)     (2.39)
==================================================================================================================
Net asset value, end of period                                $ 13.16    $ 29.00    $  28.96    $ 22.18    $ 23.05
__________________________________________________________________________________________________________________
==================================================================================================================
Total return                                                   (47.11)%    11.07%      39.20%     12.79%     27.37%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 7,667    $18,634    $114,076    $72,884    $62,124
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.69%(b)   0.64%       0.63%      0.62%      0.64%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.70%(b)   0.68%       0.68%      0.67%      0.68%
==================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.04)%(b) (0.04)%      0.02%      0.49%      0.50%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                           240%       145%        124%       125%       128%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Ratios are based on average daily net assets of $11,188,888.

                              AIM WEINGARTEN FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Weingarten Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statements of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

                              AIM WEINGARTEN FUND

BOARD OF TRUSTEES                                OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                        11 Greenway Plaza
Chairman, President and                          Chairman and President                  Suite 100
Chief Executive Officer                                                                  Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                        Gary T. Crum                            A I M Advisors, Inc.
                                                 Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                        Suite 100
Director                                         Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                     Vice President and Treasurer
Formerly Director, President, and                                                        SUB-ADVISOR
Chief Executive Officer                          Melville B. Cox
COMSAT Corporation                               Vice President                          A I M Capital Management, Inc.
                                                                                         11 Greenway Plaza
Owen Daly II                                     Edgar M. Larsen                         Suite 100
Formerly, Director                               Vice President                          Houston, TX 77046
Cortland Trust, Inc.
                                                 Mary J. Benson                          TRANSFER AGENT
Albert R. Dowden                                 Assistant Vice President and
Chairman, The Cortland Trust, Inc. and           Assistant Treasurer                     A I M Fund Services, Inc.
DHJ Media, Inc.; and                                                                     P.O. Box 4739
Director, Magellan Insurance Company,            Sheri Morris                            Houston, TX 77210-4739
Formerly Director, President and                 Assistant Vice President and
Chief Executive Officer,                         Assistant Treasurer                     CUSTODIAN
Volvo Group North America, Inc.; and
Senior Vice President, AB Volvo                                                          State Street Bank and Trust Company
                                                                                         225 Franklin Street
Edward K. Dunn Jr.                                                                       Boston, MA 02110
Formerly, Chairman, Mercantile Mortgage Corp.;
Vice Chairman and President,                                                             COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares                                                         Ballard Spahr
                                                                                         Andrews & Ingersoll, LLP
Jack M. Fields                                                                           1735 Market Street
Chief Executive Officer                                                                  Philadelphia, PA 19103
Twenty First Century Group, Inc.;
Formerly Member                                                                          COUNSEL TO THE TRUSTEES
of the U.S. House of Representatives
                                                                                         Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                                                          919 Third Avenue
Partner                                                                                  New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                         DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                              A I M Distributors, Inc.
Harvard University Graduate School                                                       11 Greenway Plaza
of Education, New School University;                                                     Suite 100
Formerly Chief Executive Officer,                                                        Houston, TX 77046
YWCA of the U.S.A.
                                                                                         AUDITORS
Lewis F. Pennock
Partner, Pennock & Cooper                                                                Ernst & Young LLP
                                                                                         1221 McKinney, Suite 2400
Ruth H. Quigley                                                                          Houston, TX 77010-2007
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

The Fund distributed capital gains of $1,421,300,129 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                              AIM WEINGARTEN FUND

[AIM LOGO APPEARS HERE]
--Registered Trademark--

AIM DISTRIBUTORS, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1188

                                                                        INS-AR-1